Summary Prospectus Supplement

December 9, 2016

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 9, 2016 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 29, 2016

Active International Allocation Portfolio

The benchmark index for the Active International Allocation Portfolio has been changed to the Morgan Stanley Capital International (MSCI) All Country World ex USA Index, effective December 30, 2016. Accordingly, effective December 30, 2016, the Summary Prospectus is hereby amended as follows:

The second and third paragraphs of the Summary Prospectus entitled "Portfolio Summary—Principal Investment Strategies" are hereby deleted and replaced with the following:

The Adviser's Active International Allocation team analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the countries comprising the MSCI All Country World ex USA Index (the "MSCI ACWI ex USA Index"). The MSCI ACWI ex USA Index captures representation across developed markets and emerging markets outside the United States. The Adviser—on an ongoing basis—establishes the proportion or weighting for each region, country, sector and/or industry (e.g., overweight, underweight or neutral) relative to the MSCI ACWI ex USA Index and within each region, country, sector and/or industry, will try to broadly replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. In most cases, the local MSCI index for that country will be one of the broad local market indices. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants.

The Portfolio will invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. The Adviser generally considers selling a portfolio holding when it determines that the position no longer satisfies its investment criteria.

Please retain this supplement for future reference.

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